Blue Chip Investor Fund
	Schedule of Investments
	September, 2020 (Unaudited)
Shares			Fair Value	% of Net Assets

COMMON STOCKS

Air Courier Services
9,000	FedEx Corporation		$ 2,263,680	7.08%

Asset Manager
70,500	Brookfield Asset Management Inc. Class A (Canada)		2,330,730	7.29%

Commercial Printing
19,700	Cimpress N.V. (Ireland) *		1,480,652	4.63%

Consumer Finance
11,000	Alliance Data Systems Corporation		461,780	1.44%

Diversified Bank
30,000	Wells Fargo & Co.		705,300	2.21%

Diversified Companies
36	Berkshire Hathaway Inc. Class A * (a)		11,520,036	36.03%

Grain Mill Products
12,400	Ingredion Incorporated		938,432	2.93%

Integrated Oil & Gas
40,000	Suncor Energy Inc. (Canada)		489,200	1.53%

Internet Content & Information
1,100	Alphabet Inc. - Class C *		1,616,560	5.06%

Motor Vehicles & Passenger Car Bodies
14,000	Oshkosh Corporation		1,029,000	3.22%

Retail - Apparel & Accessory Stores
110,000	Hanesbrands Inc.		1,732,500	5.42%

Retail - Auto Dealers & Gasoline Stations
20,000	CarMax, Inc. *		1,838,200	5.74%

Retail - Auto & Home Supply Stores
8,400	Advance Auto Parts, Inc.		1,289,400	4.03%

Retail - Eating Places
23,800	Restaurant Brands International Inc. (Canada)		1,368,738	4.28%

Services - Medical Laboratories
7,500	Quest Diagnostics Incorporated		858,675	2.69%

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies
62,000	LKQ Corporation *		1,719,260	5.38%

Total for Common Stocks - (Cost $25,168,781)			31,642,143	98.96%

Money Market Funds
333,382	Fidelity Investments Money Market Funds Government
	Portfolio Class I 0.30% **		333,382	1.04%
	(Cost - $333,382)

	Total Investments		31,975,525	100.00%
	(Cost - $25,502,163)

	Other Assets in Excess of Liabilities		419	0.00%

	Net Assets		$ 31,975,944	100.00%

(a) The company's 2019 annual report is available at www.berkshirehathaway.com/reports.html.
* Non-Income producing securities.
** The rate shown represents the 7-day yield at September, 2020.

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of total investment securities owned at September 30, 2020, was $25,502,163. At September 30, 2020, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in written options) on a tax basis was as follows:

	Unrealized Gain		$ 11,465,633
	Unrealized Loss		(4,992,271)
	Unrealized Gain		$ 6,473,362

2. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a long security is valued at its last bid price except when, in the Advisor’s opinion, the last bid price does not accurately reflect the current value of the long security. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy and if an equity security is valued by the pricing service at its last bid price, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value as provided by the funds and are classified as level 1 of the fair value hierarchy.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of September 30, 2020:

Valuation of Inputs and Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 31,642,143	$ -	$ -	$ 31,642,143
Money Market Funds	333,382	-	-	333,382
Total Investments	$ 31,975,525	$ -	$ -	$ 31,975,525

Refer to the Fund's Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets or liabilities during the fiscal quarter ended September 30, 2020.